Neuberger Berman Equity Funds®

Supplement to the Prospectuses dated December 16, 2011 and the Statement of Additional Information dated December 16, 2011, as amended December 19, 2011, April 26, 2012, and April 30, 2012
Neuberger Berman Real Estate Fund Trust Class Class A, Class C, and Institutional Class Class R3

On June 19, 2012, shareholders of Neuberger Berman Real Estate Fund approved a proposal to change the Fund from a diversified fund to a non-diversified fund.

The following disclosure replaces the “Issuer-Specific Risk” disclosure in the “Principal Investment Risks” section  on page 8 of the Trust Class Prospectus, page 72 of the Class A, Class C, and Institutional Class Prospectus, and page 46 of the Class R3 Prospectus:

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the Fund is considered non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

The following disclosure replaces similar disclosure in the “Investment Information” section of the Fund’s SAI and any disclosure to the contrary with respect to the Fund elsewhere in the Fund’s SAI:

Each Fund, except Neuberger Berman Multi-Cap Opportunities Fund, Neuberger Berman Real Estate Fund, and Neuberger Berman Select Equities Fund, operates as a diversified investment company.

This supplement should be retained with your Prospectus and Statement of Additional Information for future reference.

The date of this supplement is June 19, 2012.

NEUBERGER BERMAN
Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY  10158-0180
800-877-9700
212-476-8800
Broker/Dealer and Institutional Services:
800-366-6264
Website: www.nb.com